UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 2, 2021

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 2, 2021, Bright Health Group, Inc. (the "Company"), entered into Amendment No. 1 (the “Amendment”) to its Credit Agreement, dated March 1, 2021, among the Company, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended by the Amendment, the “Credit Agreement”).

The Amendment changed the definition of “Qualified IPO” in Section 1.1. of the Credit Agreement by reducing the net proceeds required to be received by the Company from $1,000,000,000 to $850,000,000. In addition, prior to the Amendment, the Credit Agreement contained a covenant that required the Company to maintain a total debt to capitalization ratio of (a) 0.25 to 1.00 prior to a Qualified IPO, and (b) 0.30 to 1.00 after a Qualified IPO. The Amendment changed this covenant by removing the increase in the ratio after a Qualified IPO such that the Company is now required to maintain a total debt to capitalization ratio of 0.25 to 1.00.

The above summary of the Amendment is qualified in its entirety by reference to the full and complete terms of the Amendment which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and to the full and complete terms of the Credit Agreement, which was included as an exhibit to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 15, 2021.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into Item 2.03.

Item 8.01     Other Events.

On August 4, 2021, the Company delivered a notice of election to the administrative agent and each lender under the Credit Agreement to extend the maturity date of the Credit Agreement from February 28, 2022 to February 28, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1, dated as of August 2, 2021, among Bright Health Group, Inc., the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	August 6, 2021	By:	/s/ Keith Nelsen
		Name:	Keith Nelsen
		Title:	General Counsel and Corporate Secretary